Exhibit 10.4(c)

      AMENDMENT NO. 2 TO REDUCING REVOLVING LOAN AGREEMENT


       This Amendment No. 2 to Reducing Revolving Loan Agreement (this "Amendment") dated as of December 28, 1995 is entered into with reference to the Reducing Revolving Loan Agreement dated as of October 4, 1994 among Aztar Corporation ("Parent"), Adamar of New Jersey, Inc. ("ANJI"), Ramada Express, Inc. ("REI" and, collectively with Parent and ANJI, the "Borrowers"), the Banks party thereto, Societe Generale and Midlantic Bank, N.A., as Lead Managers, Bank One Arizona, N A and Credit Lyonnais, as Co-Agents, Bankers Trust Company, as Co-Managing Agent, and Bank of America National Trust and Savings Association, as Managing Agent, as heretofore amended (the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

       Borrowers and the Managing Agent, acting with the consent of the Requisite Banks pursuant to Section 11.2 of the Loan
Agreement, agree as follows:

       1. Amendment to Section 1.1 - Applicable Alternate Base Rate Margin. Section 1.1 of the Loan Agreement is amended to revise the definition of "Applicable Alternate Base Rate Margin" by deleting the table therein set forth and substituting in its place the following:

            "Applicable
            Pricing Level            Margin

                  I                       0
                 II                   37.50
                III                   75.00
                 IV                  125.00
                  V                  150.00"

       2.   Amendment to Section 1.1 -- Applicable Commitment Fee
Rate. Section 1.1 of the Loan Agreement is amended to revise the definition of "Applicable Commitment Fee Rate" by deleting the table therein set forth and substituting in its place the following:

            "Applicable
            Pricing Level            Commitment Fee

                  I                   37.50
                 II                   37.50
                III                   50.00
                 IV                   50.00
                  V                   50.00"

       3. Amendment to Section 1.1 - Applicable Eurodollar Rate Margin. Section 1.1 of the Loan Agreement is amended to revise the definition of "Applicable Eurodollar Rate Margin" by deleting the table therein set forth and substituting in its place the following:

            "Applicable
            Pricing Level            Margin

                  I                  125.00
                 II                  162.50
                III                  200.00
                 IV                  250.00
                  V                  275.00"

       4.   Amendment to Section 1.1 - Applicable Pricing Level.
Section 1.1 of the Loan Agreement is amended to revise the definition of "Applicable Pricing Level" by deleting the table and proviso therein set forth and substituting in their place the following:

                                       Annualized Funded
            "Pricing Level                 Debt Ratio

                I                  Less than 2.00 to 1.00

               II                  Equal to or greater than
                                   2.00 to 1.00
                                   but less than 3.00 to 1.00

              III                  Equal to or greater than
                                   3.00 to 1.00
                                   but less than 4.00 to 1.00

               IV                  Equal to or greater than
                                   4.00 to 1.00
                                   but less than 4.75 to 1.00

               V                   Equal to or greater than 4.75
                                   to 1.00;

provided that in the event that Borrowers do not deliver a Pricing Certificate with respect to any Pricing Period prior to the commencement of such Pricing Period, then until (but only until) such Pricing Certificate is delivered the Applicable Pricing Level for that Pricing Period shall be Pricing Level V."

       5.   Amendment to Section 1.1 - Evansville Ancillary Real
Property. Section 1.1 of the Loan Agreement is amended to add the following new definition at the appropriate alphabetical place:

            "'Evansville Ancillary Real Property' means the two mutually contiguous parcels of Real Property known as the "Harp Parcel" and the "Evansville Federal Parcel" located in Evansville, Indiana comprising approximately two (2) acres in the aggregate; provided that, upon the opening for business of the Evansville Project, such Real Property is not necessary for the operation of the permanent facilities of the Evansville Project."

       6.   Amendment to Section 1.1 - New Evansville Letter of
Credit. Section 1.1 of the Loan Agreement is amended to add the following new definition at the appropriate alphabetical place:

            "'New Evansville Letter of Credit' means a
       $2,000,000 letter of credit issued for the account of Parent or one of its Subsidiaries in favor of the Indiana Gaming Commission in connection with the requirements of the Indiana Gaming Commission relating to the Evansville Project and any renewals or extensions thereof."

       7. Waiver of Section 5.12 - Evansville Ancillary Real Property. Section 5.12 of the Loan Agreement is waived with respect to its application to the Evansville Ancillary Real Property; provided that the foregoing waiver is based on Parent's representation that it intends to offer the Evansville Ancillary Real Property for sale upon the opening for business of the Evansville Project on then current market terms and conditions.

       8.   Waiver of Section 6.2 - Evansville Ancillary Real
Property. Section 6.2 of the Loan Agreement is waived with respect to its application to a Disposition of the Evansville
Ancillary Real Property.

       9. Waiver of Section 6.8 - New Evansville Letter of Credit. Section 6.8 of the Loan Agreement is waived with respect to its application to Liens on Cash or Cash Equivalents securing the New Evansville Letter of Credit; provided that the aggregate amount of such Cash and Cash Equivalents does not exceed the face amount of the New Evansville Letter of Credit and all other letters of credit then permitted to be secured by a Lien under
Section 6.8 of the Loan Agreement.

       10.  Waiver of Section 6.9 - New Evansville Letter of
Credit. Section 6.9 of the Loan Agreement is waived with respect to its application to the New Evansville Letter of Credit and any Guaranty Obligation with respect thereto.

       11. Waiver and Amendment of Section 6.13 - Leverage Ratio. Section 6.13 of the Loan Agreement is waived with respect to its application to the Fourth Fiscal Quarter 1995, and is amended to revise the table therein set forth after the first proviso thereof as follows:

       "  Fiscal Quarter or Period               Ratio

        First Fiscal Quarter 1996              4.50 to 1.00
         through Second Fiscal
         Quarter 1996

        Third Fiscal Quarter 1996              4.25 to 1.00

        Fourth Fiscal Quarter 1996             3.75 to 1.00
         through Third Fiscal
        Quarter 1997

        Fourth Fiscal Quarter 1997             3.25 to 1.00"
         and thereafter

       12. Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the receipt by the Managing Agent of all of the following, each properly executed by a Responsible Official of each party thereto and dated as of the date hereof:

                 (a) Counterparts of this Amendment executed by all parties hereto;

                 (b)  An amendment fee of $345,665 (1/8 of 1%
       times the sum of the Commitment plus the principal amount outstanding under the TEGP Loan Agreement as of December 15, 1995), for the account of the Banks pro-rata in accordance with their Pro Rata Share;

                 (c)  Written consents of each of the Significant
       Subsidiaries to the execution, delivery and performance hereof, substantially in the form of Exhibit A to this Amendment;

                 (d) Written consent of the Requisite Banks as required under Section 11.2 of the Loan Agreement in the form of Exhibit B to this Amendment; and

                 (e)  A letter agreement executed by TEGP
       providing for a supplemental fee payable with respect to the TEGP Loan Agreement substantially in the form of Exhibit C to this Amendment.

       13. Representation and Warranty. Borrowers represent and warrant to the Managing Agent and the Banks that no Default or Event of Default has occurred and remains continuing.

       14. Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

       IN WITNESS WHEREOF, Borrowers and the Managing Agent have executed this Amendment as of the date first written above by their duly authorized representatives.


AZTAR CORPORATION
ADAMAR OF NEW JERSEY, INC.
RAMADA EXPRESS, INC.



By:  N. ARMSTRONG
      Nelson W. Armstrong
          Secretary


BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, as Managing Agent


By: PEGGY A. FUJIMOTO
    Peggy A. Fujimoto, Vice President

                    Exhibit A to Amendment

               CONSENT OF SUBSIDIARY GUARANTORS

          Reference is hereby made to that certain Reducing Revolving Loan Agreement dated as of October 4, 1994 among Aztar Corporation ("Parent"), Adamar of New Jersey, Inc. ("ANJI"), Ramada Express, Inc. ("REI" and, collectively with Parent and ANJI, the "Borrowers"), the Banks party thereto, Societe Generale and Midlantic Bank, N.A., as Lead Managers, Bank One Arizona, N A and Credit Lyonnais, as Co-Agents, Bankers Trust Company, as Co-Managing Agent, and Bank of America National Trust and Savings Association, as Managing Agent, as heretofore amended (the "Loan Agreement").

          Each of the undersigned hereby consents to the execution, delivery and performance by Borrowers and the Managing Agent of Amendment No. 2 to the Loan Agreement.

          Each of the undersigned represents and warrants to the Managing Agent and the Banks that there is no defense, counterclaim or offset of any type or nature to the Subsidiary Guaranty, and that the same remains in full force and effect.

Dated:  December 28, 1995


HOTEL RAMADA OF NEVADA


By:  N. ARMSTRONG

     Title:  V.P. & Secretary


AZTAR DEVELOPMENT CORPORATION


By:  N. ARMSTRONG

     Title:  V.P. & Secretary


AZTAR INDIANA GAMING CORPORATION


By:  N. ARMSTRONG

     Title:  V.P. & Secretary

AZTAR MISSOURI GAMING CORPORATION


By:  N. ARMSTRONG

     Title:  V.P. & Secretary


RAMADA NEW JERSEY, INC.


By:  N. ARMSTRONG

     Title:  V.P. & Secretary


ATLANTIC-DEAUVILLE INC.


By:  N. ARMSTRONG

     Title:  V.P. & Secretary


ADAMAR GARAGE CORPORATION


By:  N. ARMSTRONG

     Title:  V.P. & Secretary


RAMADA NEW JERSEY HOLDINGS CORPORATION


By:  N. ARMSTRONG

     Title:  V.P. & Secretary


MANCHESTER MALL, INC.


By:  N. ARMSTRONG

     Title:  V.P. & Secretary

                    Exhibit B to Amendment

                        CONSENT OF BANK

          Reference is hereby made to that certain Reducing Revolving Loan Agreement dated as of October 4, 1994 among Aztar Corporation ("Parent"), Adamar of New Jersey, Inc. ("ANJI"), Ramada Express, Inc. ("REI" and, collectively with Parent and ANJI, the "Borrowers"), the Banks party thereto, Societe Generale and Midlantic Bank, N.A., as Lead Managers, Bank One Arizona, N A and Credit Lyonnais, as Co-Agents, Bankers Trust Company, as Co-Managing Agent, and Bank of America National Trust and Savings Association, as Managing Agent, as heretofore amended (the "Loan Agreement").

          The undersigned Bank hereby consents to the execution and delivery of Amendment No. 2 to Reducing Revolving Loan
Agreement by the Managing Agent on its behalf, substantially in the form of a draft dated on or about December 15, 1995 presented to the undersigned Bank.


          Date:  December __, 1995


_____________________________________
[Name of Institution]



By ___________________________________

______________________________________
       [Printed Name and Title]

The Consent of Bank, Exhibit B to Amendment No. 2, was dated and signed by the following parties:

     Date     Name of Institution       Name               Title

Dec. 27, 1995 ABN Amro Bank, N.V. Bradford H. Leahy  Corp Banking
                                                      Officer
                                  Jeffrey A. French  Vice President

Dec. 28, 1995 Bank of America     Fred L. Thorne     Vice President
               National Trust and
               Savings Association

Dec. 21, 1995 Bank of America,    Herb Steege        Vice President
               Nevada

Dec. 21, 1995 Bank of Scotland    Elizabeth Wilson   Vice President
                                                      and Branch Mgr.

Dec. 21, 1995 Bank One Arizona,   Clifford A. Payson Vice President
               N.A.

Dec. 26, 1995 Bankers Trust       Mary Jo Jolly      Assistant Vice
               Company                                President

Dec. 27, 1995 Credit Lyonnais     Thierry Vincent    Vice President/
               Los Angeles Branch                     Manager

Dec. 22, 1995 The Daiwa Bank,     Bradford E.        Assistant Vice
               Limited             Chambers           President
                                  David M. Lawrence  Vice President
                                                      and Manager

Dec. 28, 1995 First Security Bank Mark W. Lliteras   Senior Vice
               of Idaho, N.A.                         President

Dec. 1995     Midlantic Bank,     Denise D. Killen   Vice President
               N.A.

Dec. 26, 1995 NatWest Bank,       John T. Harrison   Vice President
               NA

Dec. 22, 1995 Societe Generale    J. Blaine Shaum    Regional Manager

                    Exhibit C to Amendment

                    TROPICANA ENTERPRISES
                    a Nevada General Partnership
                    c/o Aztar Corporation
                    2390 E. Camelback Road - Suite 400
                    Phoenix, Arizona 85016

                       December 27, 1995

Bank of America NT&SA
Agency Management Services, No. 5596
1455 Market Street, 12th Floor
San Francisco, California 94103

     Re:   Second Amended and Restated Loan Agreement dated as
          of October 4, 1994.

Gentlemen:

We refer to the above mentioned Loan Agreement. Terms defined therein are used in this letter agreement with the same meanings.

Borrower hereby agrees to pay on February 16, 1996 to the Managing Agent, for the account of the Banks in accordance with each Bank's Pro Rata Share, a supplemental fee equal to .25% (25 basis points) per annum times the aggregate principal amount outstanding under the Notes on February 15, 1996 for the number of days in the Pricing Period then commencing. Such supplemental fee shall be non-refundable.

When accepted by you, this letter agreement shall supplement and amend the Loan Agreement.

                         TROPICANA ENTERPRISES,
                         a Nevada General Partnership

                         By:  ADAMAR OF NEVADA
                              Its General Partner

                         By:  N. ARMSTRONG
                         Nelson W. Armstrong, Secretary

Accepted:

BANK OF AMERICA, NT&SA
as Managing Agent

By:  PEGGY A. FUJIMOTO
     Peggy A. Fujimoto, V.P.

                       AZTAR CORPORATION
                   2390 East Camelback Road
                           Suite 400
                  Phoenix, Arizona 85016-3452

December 28, 1995

Bank of America National
 Trust and Savings Association
Agency Management Services #5596
1455 Market Street, 13th Floor
San Francisco, California 94103

Attn: Mr. Leo Chenevert
      Vice President

Re:  Reducing Revolving Loan Agreement dated as of
     October 4, 1994

Dear Leo:

We refer to the above-mentioned Loan Agreement; terms therein defined are used herein with the same meanings.

Aztar Corporation hereby agrees that during the Restricted Period defined below it will not, and will not permit any of its Subsidiaries to, make, or enter into any legally binding commitment to make, any New Venture Capital Expenditure or New Venture Investment if the aggregate New Venture Capital Expenditures and New Venture Investments reasonably anticipated with respect to the related New Venture will exceed $50,000,000 without first obtaining the written consent of the Requisite Banks, except the projects permitted by clauses (i),(ii) and
(iii) of Sections 6.15 and 6.16 of the above Loan Agreement. The "Restricted Period" shall be the period commencing on the date hereof and ending on the last day of our Third Fiscal Quarter 1996.

This letter is provided as an additional inducement to the Banks with respect to their execution of Amendment No. 2 to the above Loan Agreement. This letter shall be Loan Document and any failure to comply with the foregoing agreement shall be covered by Section 9.1(e) of the above Loan Agreement.

Aztar Corporation


By:  NEIL A. CIARFALIA
     Its: Treasurer